UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 21, 2006

EXPRESS SCRIPTS, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-20199	43-1420563
(State or Other Jurisdiction of Incorporation or Organization	(Commission File Number)	(I.R.S. Employer Identification No.)

13900 Riverport Drive, Maryland Heights, MO (Address of Principal Executive Offices)	63043 (Zip Code)

Registrant’s telephone number including area code: 314-770-1666

No change since last report
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 28, 2006, the Compensation and Development Committee (the “Compensation Committee”) of the Board of Directors of Express Scripts, Inc. (the “Company”) met and approved several compensation related items for the Company’s Named Executive Officers.  The Named Executive Officers were determined based on those identified in the Summary Compensation Table contained in the Company’s proxy statement dated April 22, 2005 (the “2005 Proxy Statement”) and expected to be named in the Company’s proxy statement to be filed in April, 2006.  A summary of the base salaries for the Named Executive Officers is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

The Compensation Committee also approved target and potential annual bonus awards and equity awards for the Named Executive Officers.  A summary of the bonus and equity awards is also included in Exhibit 10.1 hereto and incorporated by reference herein.

Additionally, on February 21, 2006, the Compensation Committee determined that the performance targets for the following awards have been satisfied.  The awards were made pursuant to the Company’s amended and restated 2000 Long-Term Incentive Plan, as amended (the “2000 LTIP”).  The performance measures were financial targets based on the Company’s consolidated earnings per share, EBITDA (earnings before interest, taxes, depreciation and amortization) and/or free cash flow, as described below:

Name	Title	Number of Shares of Restricted Stock	Number of Shares Underlying Stock Options
George Paz	President & Chief Executive Officer	4,676(1)	N/A
David Lowenberg	Chief Operating Officer	5,344(1) 27,295(2)	35,108(2)
Edward J. Stiften	Senior Vice President & Chief Financial Officer	6,242(3) 8,571(4)	10,781(4)
Thomas M. Boudreau	Senior Vice President & General Counsel	4,676(1) 13,648(2)	19,310(2)
Patrick McNamee	Senior Vice President & Chief Information Officer	N/A	N/A

(1)
Represents the remaining one-third of a grant of shares of restricted stock awarded in 2003, which provided for accelerated vesting based on achievement of specified targets based on the Company’s consolidated earnings per share and either EBITDA or free cash flow in 2005.  The first two-thirds of the grant vested in March, 2005 based on the achievement of similar targets in 2004 and 2003.  Absent the accelerated vesting, one-half of the shares of restricted stock would have otherwise vested in full in May 2008 and the other half would have vested in full in May 2013.

(2)
Represents shares of restricted stock and options awarded in 2004 pursuant to the officer’s employment agreement and which provided for accelerated vesting based on achievement of specified consolidated earnings per share targets in 2004 and 2005, subject to continued employment through March 31, 2006.  The shares of restricted stock would have otherwise vested in full on August 31, 2011 for Mr. Lowenberg and October 29, 2011 for Mr. Boudreau, and the options would have otherwise vested in full on December 31, 2010 for both Messrs. Lowenberg and Boudreau.  Based on the targets achieved for 2004, vesting did not accelerate for a portion of the restricted stock grants (1,607 shares for Mr. Lowenberg, and 804 shares for Mr. Boudreau) and remain subject to the original vesting schedule.  The options had a split-adjusted exercise price of $31.60 per share. For additional information regarding the employment agreements, please see the 2005 Proxy Statement under the caption “Executive Compensation — Employment Agreements — Employment Agreements with Other Executive Officers” beginning on page 21.  The employment agreements are also listed as exhibits to this Current Report on Form 8-K and are hereby incorporated by reference herein.

(3)
Represents the remaining one-half of a grant of shares of restricted stock awarded in 2004, which provided for accelerated vesting based on achievement of specified targets based on the Company’s consolidated earnings per share and either EBITDA or free cash flow in 2005.  The first half of the grant vested in March, 2005 based on the achievement of similar targets in 2004.  Absent the accelerated vesting, one-half of the shares of restricted stock would have otherwise vested in full in April 2009 and the other half would have vested in full in April 2014.

(4)
Represents shares of restricted stock and options awarded in April 2004 pursuant to the officer’s employment agreement and which provided for accelerated vesting based on achievement of specified consolidated earnings per share and EBITDA targets in 2004, 2005 and 2006, subject to continued employment through March 31, 2007.  Vesting has not accelerated on a portion of the shares of restricted stock (an additional 17,143 shares) and options (representing an additional 21,563 shares) granted in April 2004, and such shares/options remain subject to the original vesting schedule; provided, however, that one-half of such remaining shares/options may accelerate in March 2007 based on achievement of specified consolidated earnings per share and EBITDA target in 2006.  Absent the accelerated vesting, the restricted stock would have otherwise vested in full in April, 2014 and the options would have otherwise vested in full in September, 2010.  The options had a split-adjusted exercise price of $39.075 per share. Mr. Stiften’s employment agreement is listed as an exhibit to this Current Report on Form 8-K and is hereby incorporated by reference herein.

ITEM 9.01     EXHIBITS

See exhibit index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRESS SCRIPTS, INC.
(Registrant)

Date:  March 6, 2006                       By: /s/ Thomas M. Boudreau
       Name: Thomas M. Boudreau
       Title:  Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Exhibit
10.1*	Summary Of Named Executive Officer 2006 Salaries, 2005 Bonus Awards, 2006 Bonus Potential, and 2006 Equity and Performance Awards
10.2*	Form of Performance Share Award Agreement under the Express Scripts, Inc. 2000 Long-Term Incentive Plan
10.3*	Form of Stock Appreciation Right Award Agreement under the Express Scripts, Inc. 2000 Long-Term Incentive Plan
10.4*
Form of Restricted Stock Agreement used with respect to grants of restricted stock by the Company, incorporated by reference to Exhibit No. 10.7 to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2004.

10.5*
Amended and Restated Express Scripts, Inc. 2000 Long-Term Incentive Plan, incorporated by reference to Exhibit No. 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2001.

10.6*
Second Amendment to the Express Scripts, Inc. 2000 Long-Term Incentive Plan, incorporated by reference to Exhibit No. 10.27 to the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

10.7*
Executive Employment Agreement, dated as of April 11, 2005, and effective as of April 1, 2005, between the Company and George Paz, incorporated by reference to Exhibit No. 10.1 to the Company’s Current Report on Form 8-K filed April 14, 2005.

10.8*
Executive Employment Agreement, dated as of April 1, 2004, between the Company and Edward J. Stiften, incorporated by reference to Exhibit No. 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2004.

10.9*
Executive Employment Agreement, dated as of August 31, 2004, between the Company and David Lowenberg, incorporated by reference to Exhibit No. 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2004.

10.10*
Executive Employment Agreement, dated as of October 29, 2004, between the Company and Thomas Boudreau, incorporated by reference to Exhibit No. 10.5 to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2004.

* Denotes management contract or compensatory plan arrangements.